UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
 (Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

Chase
Growth Fund

Semi-Annual Report
Dated March 31, 2020

_____________________

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Chase Growth Fund

May 4, 2020

Dear Fellow Shareholder:

We are pleased to present our semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) for the six-month fiscal period ended March 31, 2020.  At the end of the first quarter 2020, more than 1,900 shareholders had over $66 million invested in both classes of the Chase Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 1, 2019 letter.  Since our last letter we completed the merger of the Chase Mid-Cap Growth Fund into the Chase Growth Fund on January 31, 2020 and subsequently revised the Chase Growth Fund’s investment strategy to seek the stocks of high quality growth companies of any size market capitalization which we believe are prudently priced.  As a result, we replaced the Lipper Large Cap Growth Funds Index with the Lipper Multi-Cap Growth Funds Index and shifted to the S&P 500® Index as our primary market benchmark.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the six-month fiscal period ended March 31, 2020 are summarized below.

6 months ended 3/31/20
Chase Growth Fund Class N (CHASX)	-13.86%
Chase Growth Fund Institutional Class (CHAIX)	-13.81%
Russell 1000® Growth Index*	-4.98%
S&P 500® Index	-12.31%
Lipper Multi-Cap Growth Funds Index	-7.94%

*
Effective January 31, 2020, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the S&P 500 Index, which is a more familiar broad-based index to shareholders, and is provided at a lower cost to the Fund.

By far the biggest factor affecting global equity markets in the past six months has been the emergence and spread of Covid-19 and its impact on economies worldwide. This is readily seen in the Fund’s Class N performance in calendar Q419 when it was up 5.98% and then the sharp loss of 18.72% in Q120. Given all that has happened since, it is difficult to believe the S&P 500® Index hit an all-time high on February 23, 2020.  Beginning in March 2020, the U.S. economy faced a slow-down unprecedented in recent time.  According to the U.S. Department of Labor, the number of people in the U.S. receiving unemployment payments stood at 18.0 million on April 25, 2020, compared to 1.7  million a year ago as many businesses were forced to close to stem the spread of the disease. The government response has been to flood the economy with various aid packages to mitigate the downturn. As we enter May 2020, various states are in the process of “reopening” economies. It is too early to tell how quickly this will work.  In the meantime, many companies have suspended earnings guidance for 2020 and the stock market has become more volatile than it has been in several years.

The following is a discussion of the components and drivers of the performance of the Chase Growth Fund, as well as how the characteristics of the underlying stocks compare with those in the S&P 500® Index.

Chase Growth Fund

On March 31st, 2020, the Chase Growth Fund owned 32 stocks ranging in market capitalization from $4.9 billion (Caseys General Stores, Inc.) to $1,199.6 billion (Microsoft Corp.).

Chase Growth Fund

For the six-month fiscal period ended March 31, 2020, the Chase Growth Fund underperformed the S&P 500® Index, the Russell 1000® Growth Index, and the Lipper Multi-Cap Growth Funds Index.  Relative performance was helped by the Fund’s overweight position in the Technology sector and its underweight positions in the Energy and Financials sectors.  Stock selection helped performance in the Industrials sector, but detracted from performance in the Consumer Staples, Health Care, and Technology sectors.  For the six months ended March 31, 2020, the Fund’s five best performing stocks were Advanced Micro Devices, Inc. +46.3%, Bristol Myers Squibb Co. +17.0%, Adobe, Inc. +14.9%, Vertex Pharmaceuticals, Inc. +11.3%, and DocuSign, Inc. +9.9%.  The Fund’s five worst performing stocks were Syneos Health, Inc. -43.4%, Global Payments, Inc. -39.1%, Alamo Group, Inc. -38.0%, TJX Companies, Inc. -36.9% and Kirkland Lake Gold LTD -30.4%.

Bought in the third quarter of 2019, Advanced Micro Devices, Inc. has seen accelerated adoption of its products in the PC, gaming and data center industries, as well as high demand across industries from the growing use of artificial intelligence, blockchain and machine learning.  Bristol Myers Squibb Co. was bought in October 2019, and the company has seen an increased demand for its oncology products.  Adobe, Inc. has continued to benefit from the move of its products to the cloud, which allows users to access its products from anywhere in the world.

The Chase Growth Fund’s weakest stocks over the past six months included Syneos Health, Inc., Global Payments, Inc., and Alamo Group, Inc.  All three companies participated in the market sell-off, with Global Payments hurt by fears over falling consumer spending and Alamo Group falling due to concerns about falling industrial production and investment.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the S&P 500® Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 27% versus 17% for the S&P 500® Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2020 of 19% versus 5%, and higher revenue growth of 15% versus 5%.  Despite the much stronger earnings growth characteristics, they have only sold at modestly higher price-earnings ratios (“P/E”) than the S&P 500® Index (28.4X versus 21.3X) based on 2020 estimated earnings.  Relative to their growth rates, we believe the Fund’s stocks are reasonably priced, selling at 1.07 times their five-year historical growth rates compared to 1.29 times for the S&P 500® Index and 1.49 times their projected one-year growth rates compared to 4.63 times for the S&P 500® Index.

March 31, 2020	CHASE GROWTH FUND STOCKS VS. S&P 500® INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2020) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Growth Fund

Market Outlook

We are approaching the half-way point of the first quarter 2020 earnings season.  Because of the coronavirus pandemic, it is turning out to be one of the weaker ones in memory.  According to S&P Capital IQ, the consensus estimate for 2020 S&P 500 earnings was $179.45 on January 5, 2020.  As of May 1, the new consensus estimate was $154.67.  It will probably be revised down further as new earnings and guidance are reported in May. As of May 2, 2020, the S&P 500® Index was selling for 18.2x estimated earnings (S&P/Capital IQ).  This is not excessive but higher than the average price/earnings (P/E) ratios of the last 5, 10, 15 and 20 years (FactSet).  And with earnings almost certainly to be revised downward, that P/E multiple may be considerably inaccurate.  However, the focus on earnings and earnings growth will soon shift to what might happen in a recovering economy in 2021.  The current consensus estimate (S&P/Capital IQ) is $176.36.  Using next year’s number, the S&P 500® Index is selling for a more reasonable 16.0x earnings.

Finding companies with significant growth this year is challenging. At the end of March, we owned 32 stocks in the Chase Growth Fund.  Those stocks made up 83.2% of the Fund’s assets while we also had 16.8% of the Fund in cash, historically a high level for us.  The stocks in the Fund are expected to have earnings growth four times higher than that of the S&P 500® Index this year.  We believe this earnings growth offers the potential for gains as well as some protection in a weak market.

TOP 10 HOLDINGS

Chase Growth Fund
1.	Microsoft Corp.	6.39%
2.	Amazon.com, Inc.	4.08%
3.	Apple, Inc.	4.01%
4.	Adobe, Inc.	4.00%
5.	Alphabet, Inc.	3.92%
6.	PepsiCo, Inc.	3.47%
7.	ZTO Express Cayman, Inc. ADR	2.85%
8.	Vertex Pharmaceuticals, Inc.	2.69%
9.	Fiserv, Inc.	2.68%
10.	Advanced Micro Devices, Inc.	2.60%

Peter W. Tuz, CFA, CFP®	Robert (Buck) C. Klintworth, CMT	Clay J. Sefter
President	Senior Portfolio Manager	Assistant Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Chase Growth Fund may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, should not be considered investment advice or a recommendation to buy or sell any security, and any forecasts or projections made cannot be guaranteed.

Chase Growth Fund

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply.  Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Growth Fund (expense cap is 1.14%).  In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the schedule of investments for more information.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Funds.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The price earnings ratio (“P/E”) is the price of a stock divided by its earnings per share.

The Chase Growth Fund is distributed by Quasar Distributors, LLC.

Chase Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Growth Fund

EXPENSE EXAMPLE at March 31, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/19 – 3/31/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/19	Value 3/31/20	Period 10/1/19 – 3/31/20*
Chase Growth Fund (Class N)
Actual	$1,000.00	$ 861.40	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21

*
Expenses are equal to the annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/19	Value 3/31/20	Period 10/1/19 – 3/31/20*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$ 861.90	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76

*
Expenses are equal to the annualized expense ratio of 1.14% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited)

Shares	COMMON STOCKS: 83.3%	Value

	Beverage: 3.5%
19,240	PepsiCo, Inc.	$2,310,724

	Biotechnology: 5.1%
3,304	Regeneron Pharmaceuticals, Inc.*	1,613,310
7,519	Vertex Pharmaceuticals Inc.*	1,789,146
		3,402,456
	Business Services: 2.5%
5,861	MSCI, Inc.	1,693,594

	Computer Hardware: 4.0%
10,492	Apple Inc.	2,668,011

	Computer Software: 17.0%
8,370	Adobe Systems, Inc.*	2,663,669
50,940	Clarivate Analytics Plc*+	1,057,005
18,020	DocuSign, Inc.*	1,665,048
8,945	EPAM Systems, Inc.*	1,660,729
27,010	Microsoft Corp.	4,259,747
		11,306,198
	Defense: 2.2%
4,405	Lockheed Martin Corp.	1,493,075

	Drugs – Proprietary: 4.2%
19,020	Bristol-Myers Squibb Co.	1,060,175
14,505	Zoetis, Inc.	1,707,093
		2,767,268
	Finance/Information Services: 7.1%
18,760	Fiserv, Inc.*	1,782,013
5,214	MasterCard, Inc. – Class A	1,259,494
10,345	Visa, Inc. – Class A	1,666,786
		4,708,293
	Health Care Benefits: 2.1%
5,605	UnitedHealth Group, Inc.	1,397,775

	Health Care Services: 2.3%
19,620	DaVita Inc.*	1,492,297

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Shares		Value
	Information Services: 2.1%
11,487	Fidelity National Information Services, Inc.	$1,397,279

	Internet Retail: 6.1%
1,394	Amazon, Inc.*	2,717,910
85,100	Vipshop Holdings Ltd. – ADR*	1,325,858
		4,043,768
	Internet Software & Services: 5.4%
2,248	Alphabet, Inc. – Class A*	2,612,064
53,840	NortonLifeLock Inc.	1,007,346
		3,619,410
	Metals – Precious: 4.2%
41,045	Kirkland Lake Gold Ltd.+	1,214,932
35,575	Newmont Corp.	1,610,836
		2,825,768
	Package Delivery: 2.8%
71,605	ZTO Express Cayman Inc. – ADR	1,896,100

	Retail Grocers: 1.9%
9,690	Caseys Gen Stores, Inc.	1,283,828

	Semiconductors: 4.7%
38,145	Advanced Micro Devices, Inc.*	1,734,835
5,200	NVIDIA Corp.	1,370,720
		3,105,555
	Service Companies: 2.1%
20,649	Booz Allen Hamilton Holding Corp.	1,417,347

	Telecommunication Equipment: 1.5%
13,430	Lumentum Holdings Inc.*	989,791

	Wireless Telecommunication: 2.5%
19,625	T-Mobile US, Inc.*	1,646,537
	Total Common Stocks (Cost $46,189,244)	55,465,074

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited), Continued

Shares	MONEY MARKET FUND: 19.3%	Value
12,862,898	Invesco STIT Treasury Portfolio – Institutional Class, 0.28%#	$12,862,898
	Total Money Market Fund (Cost $12,862,898)	12,862,898
	Total Investments in Securities (Cost $59,052,142): 102.6%	68,327,972
	Liabilities in Excess of Other Assets: (2.6)%	(1,727,223)
	Net Assets: 100.0%	$66,600,749

ADR – American Depository Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day annualized yield as of March 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2020 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $59,052,142)	$68,327,972
Receivables
Fund shares issued	32,052
Dividends and interest	12,736
Dividend tax reclaim	1,257
Prepaid expenses	20,388
Total assets	68,394,405

LIABILITIES
Payables
Securities purchased	1,667,436
Due to Adviser	46,212
Fund shares redeemed	4,839
Audit fees	11,102
Shareholder servicing fees	3,485
Administration and fund accounting fees	30,739
Transfer agent fees and expenses	17,743
Custody fees	3,139
Chief Compliance Officer fee	4,970
Printing and mailing expense	3,624
Accrued expenses	367
Total liabilities	1,793,656
NET ASSETS	$66,600,749

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2020 (Unaudited), Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$32,390,259
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,228,091
Net asset value, offering and redemption price per share	$10.03

Institutional Class Shares
Net assets applicable to shares outstanding	$34,210,490
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,232,132
Net asset value, offering and redemption price per share	$10.58

COMPONENTS OF NET ASSETS
Paid-in capital	$57,906,752
Total distributable earnings	8,693,997
Net assets	$66,600,749

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,291)	$311,067
Interest	25,962
Total income	337,029

Expenses
Advisory fees (Note 4)	276,755
Administration and fund accounting fees (Note 4)	46,466
Transfer agent fees and expenses (Note 4)	30,428
Shareholder servicing fees – Class N Shares (Note 5)	16,424
Registration fees	16,092
Audit fees	11,219
Custody fees (Note 4)	7,658
Trustees fees and expenses	7,419
Printing and mailing expense	7,400
Chief Compliance Officer fee (Note 4)	6,908
Legal fees	4,111
Insurance expense	1,096
Miscellaneous	3,711
Net expenses	435,687
Net investment loss	(98,658)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(313,056)
Capital gain distribution from regulated investment company	35
Net change in unrealized appreciation on investments	(8,459,144)
Net realized and unrealized loss on investments	(8,772,165)
Net Decrease in Net Assets Resulting from Operations	$(8,870,823)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	Sept. 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(98,658)	$(230,887)
Net realized gain/(loss) from investments	(313,056)	8,038,753
Capital gain distribution from regulated investment company	35	—
Net change in unrealized
appreciation/(depreciation) on investments	(8,459,144)	(8,603,568)
Net decrease in net assets
resulting from operations	(8,870,823)	(795,702)

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(3,412,024)	(3,817,829)
Institutional Class Shares	(3,732,449)	(3,611,915)
Total distributions to shareholders	(7,144,473)	(7,429,744)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	13,711,487	(2,260,545)
Total decrease in net assets	(2,303,809)	(10,485,991)

NET ASSETS
Beginning of period	68,904,558	79,390,549
End of period	$66,600,749	$68,904,558

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Six Months Ended
	March 31, 2020		Year Ended
	(Unaudited)		Sept. 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	39,433	$482,428	45,180	$573,522
Proceeds from shares issued
in reorganization (Note 10)	843,443	6,395,735	—	—
Shares issued on reinvestments
of distributions	269,165	3,229,976	314,569	3,614,398
Shares redeemed*	(428,912)	(5,132,663)	(615,324)	(7,669,271)
Net increase/(decrease)	723,129	$4,975,476	(255,575)	$(3,481,351)
* Net of redemption fees of		$351		$242

Institutional Class Shares
	Six Months Ended
	March 31, 2020		Year Ended
	(Unaudited)		Sept. 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	79,290	$958,598	101,725	$1,324,660
Proceeds from shares issued
in reorganization (Note 10)	770,844	10,856,773	—	—
Shares issued on reinvestments
of distributions	272,306	3,447,405	276,192	3,325,352
Shares redeemed*	(551,757)	(6,526,765)	(261,890)	(3,429,206)
Net increase	570,683	$8,736,011	116,027	$1,220,806
* Net of redemption fees of		$—		$804

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.01		$14.66	$13.67	$12.63	$12.74	$14.76
Income from investment operations:
Net investment loss(1)	(0.02)		(0.05)	(0.05)	(0.03)	(0.01)	(0.03)
Net realized and unrealized
gain/(loss) on investments	(1.55)		(0.18)	2.57	2.12	1.16	0.52
Total from investment operations	(1.57)		(0.23)	2.52	2.09	1.15	0.49
Less distributions:
From net realized
gain on investments	(1.41)		(1.42)	(1.53)	(1.05)	(1.26)	(2.51)
Total distributions	(1.41)		(1.42)	(1.53)	(1.05)	(1.26)	(2.51)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.03		$13.01	$14.66	$13.67	$12.63	$12.74
Total return	-13.86	%(3)	-0.32%	20.10%	18.02%	9.15%	3.70%
Ratios/supplemental data:
Net assets, end of period (thousands)	$32,390		$32,593	$40,480	$43,936	$47,601	$58,061
Ratio of expenses to
average net assets	1.23	%(4)	1.23%	1.19%	1.26%	1.27%	1.29%
Ratio of net investment loss
to average net assets	(0.31	%)(4)	(0.37%)	(0.39%)	(0.23%)	(0.07%)	(0.22%)
Portfolio turnover rate	94.84	%(3)	106.29%	62.10%	82.53%	45.80%	40.05%

(1) Based on average shares outstanding.
(2) Amount is less than $0.01.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares
	Six Months
	Ended
	March 31, 2020		Year Ended September 30,
	(Unaudited)		2019		2018	2017	2016		2015
Net asset value, beginning of period	$13.64		$15.29		$14.18	$13.05	$13.10		$15.06
Income from investment operations:
Net investment income/(loss)(1)	(0.01)		(0.04)		(0.04)	(0.01)	0.02		0.00 (2)
Net realized and unrealized
gain/(loss) on investments	(1.64)		(0.19)		2.68	2.19	1.19		0.55
Total from investment operations	(1.65)		(0.23)		2.64	2.18	1.21		0.55
Less distributions:
From net realized
gain on investments	(1.41)		(1.42)		(1.53)	(1.05)	(1.26)		(2.51)
Total distributions	(1.41)		(1.42)		(1.53)	(1.05)	(1.26)		(2.51)
Paid-in capital from
redemption fees	—		(0.00	)(1)(2)	—	—	(0.00	)(1)(2)	—
Net asset value, end of period	$10.58		$13.64		$15.29	$14.18	$13.05		$13.10
Total return	-13.81	%(3)	-0.30%		20.24%	18.14%	9.38%		4.07%
Ratios/supplemental data:
Net assets, end of period (thousands)	$34,211		$36,312		$38,911	$34,204	$33,030		$30,886
Ratio of expenses to
average net assets	1.14	%(4)	1.15%		1.10%	1.11%	1.07%		1.04%
Ratio of net investment income/(loss)
to average net assets	(0.22	%)(4)	(0.29%)		(0.30%)	(0.09%)	0.13%		0.03%
Portfolio turnover rate	94.84	%(3)	106.29%		62.10%	82.53%	45.80%		40.05%

(1) Based on average shares outstanding.
(2) Amount is less than $0.01.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund (the “Fund”) is a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Institutional Class shares (formerly Substantial Investor Class shares), which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

All classes of the Growth Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017 – 2019, or expected to be taken in the Fund’s 2020

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the Fund in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

G.
REITs: The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2020:

Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,258,601	$—	$—	$4,258,601
Consumer Discretionary	4,043,768	—	—	4,043,768
Consumer Staples	3,594,552	—	—	3,594,552
Financials	1,693,595	—	—	1,693,595
Health Care	9,059,796	—	—	9,059,796
Industrials	4,446,180	—	—	4,446,180
Materials	2,825,768	—	—	2,825,768
Technology	25,542,814	—	—	25,542,814
Total Common Stocks	55,465,074	—	—	55,465,074
Money Market Fund	12,862,898	—	—	12,862,898
Total Investments in Securities	$68,327,972	$—	$—	$68,327,972

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2020, the end of the reporting period.  During the six months ended March 31, 2020, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Chase Investment Counsel Corporation (the “Adviser”) provides the Fund with investment management services under the Fund’s investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended March 31, 2020, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed, however, to waive a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, extraordinary expenses, shareholder servicing fees or any other class-specific expenses) do not exceed 1.14% of the Fund’s average daily net assets through at least January 27, 2021.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2020, the Adviser did not reduce its fees or absorb Fund expenses.  Cumulative expenses subject to recapture amounted to $0 at March 31, 2020.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2020, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which Growth Fund Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Class N shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the six months ended March 31, 2020, the shareholder servicing fees incurred under the Agreement by the Fund’s Class N shares are disclosed in the statement of operations.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $63,121,132 and $74,850,576, respectively.

NOTE 7 – LINES OF CREDIT

The Growth Fund has an unsecured line of credit in the amount of $8,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended March 31, 2020, the Fund did not draw on its line of credit.  At March 31, 2020, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six months ended March 31, 2020 and the year ended September 30, 2019 was as follows:

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
Long-term capital gains	$7,144,473	$7,429,744

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

As of September 30, 2019, the most recent fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$51,242,777
Gross unrealized appreciation	18,214,550
Gross unrealized depreciation	(479,576)
Net unrealized appreciation (a)	17,734,974
Undistributed ordinary income	—
Undistributed long-term capital gains	7,144,451
Total distributable earnings	7,144,451
Other accumulated gains/(losses)	(170,132)
Total accumulated earnings/(losses)	$24,709,293

(a)	The book-basis and tax-basis net unrealized appreciation in the Growth Fund is the same.

At September 30, 2019, the Growth Fund deferred, on a tax basis, ordinary late year losses of $170,132.

NOTE 9 – REPORT OF THE FUND’S SHAREHOLDER MEETING

A Special Meeting of shareholders of the Chase Mid-Cap Growth Fund (the “Mid Cap Fund”) took place on January 28, 2020, to approve the reorganization of the Mid-Cap Fund into the Chase Growth Fund (the “Growth Fund”) (the “Reorganization”). All Mid-Cap Fund shareholders of record at the close of business on December 13, 2019 (the “Record Date”), were entitled to vote. As of the Record Date, the Mid-Cap Fund had 530,614 shares outstanding. Of the 351,084 shares present in person or by proxy, 349,979 shares or 99.69% voted in favor of the Reorganization (representing 65.96% of total outstanding shares), 1,075 shares or 0.20% voted against the Reorganization, and 30 shares or 0.01% withheld from voting on the Reorganization. Accordingly, the Reorganization was approved.

NOTE 10 – FUND REORGANIZATION

On September 12, 2019, the Board of Trustees of Advisors Series Trust (the “Trust”)  approved an Agreement and Plan of Reorganization whereby the Chase Mid-Cap Growth Fund (the “Acquired Fund”) would reorganize and merge into the Chase Growth Fund (the “Acquiring Fund”), also a series of the Trust (the “reorganization”).  The reorganization was effective as of the close of business on January 31, 2020.

The reorganization was accomplished by a tax-free exchange of 291,589 shares of the Chase Mid-Cap Growth Fund Class N and 273,569 shares of the Chase Mid-Cap Growth Fund Institutional Class for 843,443 shares of the Chase Growth Fund Class N and 770,844 shares of the Chase Growth

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

Fund Institutional Class, respectively.  At the close of business on January 31, 2020, the net assets of the Chase Mid-Cap Growth Fund were $20,675,243 and the net assets of the Chase Growth Fund were $70,703,257.  After the reorganization, the net assets of the Chase Growth Fund were $91,378,500.

The net assets of the Chase Mid-Cap Growth Fund of $20,675,243 included $111,379 of accumulated realized gains and $3,422,735 of unrealized net appreciation.  Assuming the reorganization had been completed on October 1, 2019, the beginning of the reporting period for the Chase Growth Fund, the pro forma results of operations for the six months ended March 31, 2020, would have been as follows:

Net investment loss	$(139,578)
Net realized gain on investments	448,243
Change in unrealized appreciation on investments	(11,870,344)
Net decrease in net assets resulting from operations	$(11,561,679)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization, it is not practicable to separate the amounts of revenue and earnings for the Chase Mid-Cap Growth Fund that have been included in the Chase Growth Fund’s statement of operations since January 31, 2020.

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2020 (Unaudited), Continued

and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Cap Companies Risk – Investing in securities of medium-capitalization companies may involve greater volatility than investing in larger companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Small-Cap Companies Risk – Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due to smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

Chase Growth Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Growth Fund

NOTICE TO SHAREHOLDERS at March 31, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-Q and Form N-PORT is also available, upon request, by calling 1-888-861-7556.

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which at the time was comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Chase Investment Counsel Corporation (the “Adviser”) on behalf of the Chase Growth Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan, and risk management processes.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.  In addition, the Board considered that they had approved a change in the Fund’s investment strategy from primarily a large-cap strategy to an all-cap strategy.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2019, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year, and ten-year periods. The Board reviewed the performance of the Fund against broad-based securities market benchmarks, noting that it had underperformed both its primary and secondary benchmark indices over the one-, three-, five-, and ten-year periods.

The Board also considered any differences in the Fund’s performance as compared to the Adviser’s similarly managed accounts and the reasons given by the Adviser for those differences.  The Board noted that the Adviser attributed the slight underperformance of the Fund compared to the similarly managed accounts to be the result of a higher net expense ratio for the Fund compared to the separate accounts and the fact that the Adviser’s remaining client accounts in its tax-exempt institutional composite are, on average, paying a lower management fee than the Fund due to their size.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed separate accounts for other types of clients.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser has implemented expense caps for the Class N shares and the Institutional Class shares at 1.30% and 1.15%, respectively, (the “Expense Caps”).[1]  The Board noted that the Fund’s total expense ratios for Institutional Class shares and Class N shares were above the median and the average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds

_______________

[1]
Effective January 31, 2020, the Adviser contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 1.14% of average daily net assets of the Fund, effectively reducing each of the Expense Caps by 0.01%.

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

with similar asset sizes, the total expense ratio for the Institutional Class shares was above the median and average of this segment of the peer group and the total expense ratio for the Class N shares was above the median and average of this segment of the peer group.  The Board noted that the contractual advisory fee was above the median and average of its peer group and was also above the median and average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board noted that the advisory fees charged to the Adviser’s similarly managed separate accounts were generally in line with or less than the advisory fee charged to the Fund, and the Board also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered that prior economies of scale had been realized from the increase in assets in the Fund and had been shared with the Fund in the way of reduced fund expenses.  The Board considered that the Fund had decreased in size but that any future economies of scale realized by future growth in assets by the Fund would be expected to again be shared with the Fund.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Caps, although the Fund is currently operating below its Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels but indicated they would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also considered that the Fund does not charge a Rule 12b-1 fee.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive.  The Board also considered the financial condition of the Adviser and the resources available to it and determined the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

Chase Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI  53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    6/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    6/8/20

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    6/4/20

* Print the name and title of each signing officer under his or her signature